UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2014

Cole Credit Property Trust IV, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54939	27-3148022
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 East Camelback Road, Suite 1100, Phoenix, Arizona 85016
(Address of principal executive offices)
(Zip Code)

(602) 778-8700
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On May 27, 2014, the stockholders of Cole Credit Property Trust IV, Inc. (the “Company”), by an absolute majority of all votes entitled to be cast on the proposal at the 2014 Annual Meeting of Stockholders of the Company (the “2014 Annual Meeting”), approved an amendment to the Company’s charter (the “Charter Amendment”). For a description of the Charter Amendment, see the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on April 8, 2014. The Charter Amendment was filed with the Maryland State Department of Assessments and Taxation and became effective on May 29, 2014. A copy of the Charter Amendment is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
The Company held the 2014 Annual Meeting on May 27, 2014. Two proposals were on the agenda for the 2014 Annual Meeting: Proposal 1, to elect three directors to hold office until the Company’s 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify; and Proposal 2, to consider and vote upon the Charter Amendment, as described in Item 5.03 above.
At the 2014 Annual Meeting, with respect to Proposal 1, all nominees standing for election as directors were elected to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualify. The voting results for each of the three persons nominated were as follows:

Nominee	Votes For	Votes Withheld
Nicholas S. Schorsch	154,230,852.67	4,660,884.11
Lawrence S. Jones	154,243,802.56	4,647,934.22
J. Marc Myers	154,227,565.43	4,664,171.35
No broker non-votes were cast in the election of directors.
Proposal 2 required the affirmative vote of a majority of all votes entitled to be cast at the 2014 Annual Meeting in favor of the proposal. Based upon the percentage of the total shares of the Company voted with respect to the approval of the Charter Amendment, the requisite vote was not established at the initial convening of the 2014 Annual Meeting. To permit additional time to solicit stockholder votes solely with respect to this proposal, the 2014 Annual Meeting was adjourned until Tuesday, May 27, 2014 at 3:30 p.m., Eastern time, at The CORE: Club located at 66 East 55th Street, New York, New York 10022.
At the reconvened 2014 Annual Meeting, as described in Item 5.03 above, Proposal 2 received favorable votes from an absolute majority of all votes entitled to be cast on the proposal, and the Charter Amendment was approved. The voting results with respect to Proposal 2 were as follows:

Votes For	Votes Against	Abstentions
148,829,364.22	2,562,261.64	9,753,593.17
No broker non-votes were cast in the approval of the Charter Amendment. No other proposals were submitted to a vote of the Company’s stockholders at the 2014 Annual Meeting.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description

3.1	Second Articles of Amendment of Cole Credit Property Trust IV, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2014	COLE CREDIT PROPERTY TRUST IV, INC.
	By:	/s/ Gavin B. Brandon
	Name:	Gavin B. Brandon
	Title:	Senior Vice President of Accounting
Principal Accounting Officer

Exhibit Index

Exhibit Number	Description

3.1	Second Articles of Amendment of Cole Credit Property Trust IV, Inc.

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